EXHIBIT 24.01
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Company’s Annual Report on Form 10-K for fiscal year ended December 30, 2006, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.
Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.
/s/ Benjamin S. Carson, Sr.
     Benjamin S. Carson, Sr.
Dated: February 16, 2007

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Company’s Annual Report on Form 10-K for fiscal year ended December 30, 2006, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.
Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.
/s/ John T. Dillon
     John T. Dillon
Dated: February 16, 2007

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Company’s Annual Report on Form 10-K for fiscal year ended December 30, 2006, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.
Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.
/s/ Claudio X. Gonzalez
     Claudio X. Gonzalez
Dated: February 16, 2007

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Company’s Annual Report on Form 10-K for fiscal year ended December 30, 2006, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.
Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.
/s/ Gordon Gund
     Gordon Gund
Dated: February 16, 2007

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Company’s Annual Report on Form 10-K for fiscal year ended December 30, 2006, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.
Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.
/s/ Dorothy A. Johnson
     Dorothy A.Johnson
Dated: February 16, 2007

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Company’s Annual Report on Form 10-K for fiscal year ended December 30, 2006, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.
Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.
/s/ L. Daniel Jorndt
     L. Daniel Jorndt
Dated: February 16, 2007

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Company’s Annual Report on Form 10-K for fiscal year ended December 30, 2006, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.
Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.
/s/ Ann McLaughlin Korologos
     Ann McLaughlin Korologos
Dated: February 16, 2007

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Company’s Annual Report on Form 10-K for fiscal year ended December 30, 2006, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.
Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.
/s/ James M. Jenness
     James M. Jenness
Dated: February 16, 2007

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Company’s Annual Report on Form 10-K for fiscal year ended December 30, 2006, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.
Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.
/s/ John L. Zabriskie
     John L. Zabriskie
Dated: February 16, 2007